EXHIBIT 10.1

TEKNI-PLEX, INC.

2008 STOCK OPTION PLAN

(Effective as of October 22, 2008)

1.	Purpose

The purpose of the Plan is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ and service of the Company and its Subsidiaries and to provide a means whereby employees, directors and Consultants of the Company and its Subsidiaries can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and promoting an identity of interest between stockholders and these employees, directors and Consultants.

The Plan provides for the grant of Options to purchase Common Stock.

2.	Definitions

The following definitions shall be applicable throughout the Plan.

(a)      “Affiliate” with respect to any Person, means any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any specified Person, means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

(b)	“Board” means the Board of Directors of the Company.

(c)      “Cause” with respect to any Participant, has the same meaning as “Cause”, “Just Cause” or any term of like import set forth in any employment, consulting or similar agreement between such Participant and the Company or any of its Subsidiaries. Absent such term in any such agreement, and in the case of other Participants who do not have such an agreement, “Cause” shall mean the following: (A) the Participant’s conviction of, or pleading guilty or no contest to, a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant’s conduct that brings or is reasonably likely to bring the Company or any of its Affiliates into public disgrace or disrepute and that affects the Company’s or any Affiliate’s business in any material way, (C) the Participant’s failure to perform duties (other than as a result of his incapacity due to physical or mental illness or injury) as reasonably directed by the Company (which, if curable, is not cured within 14 days after notice thereof is provided to the Participant) (D) the Participant’s gross negligence, willful malfeasance, material act of disloyalty or other conduct materially injurious with respect to the Company or its Affiliates (which, if curable, is not cured within 14 days after notice thereof is provided to the Participant) or (E) the Participant’s willful and repeated failure to follow the reasonable and lawful instructions of the Board or his or her direct superiors. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(d)      “Change in Control” shall, unless the applicable Stock Option Agreement states otherwise or contains a different definition of “Change in Control,” mean (i) any change in the ownership of the capital stock of the Company (whether by merger, recapitalization, issuance of equity securities or otherwise) if, immediately after giving effect thereto, any Person (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (or group of Persons acting in concert) other than OCM Tekni-Plex Holdings, L.P. (“Oaktree”) and its respective Affiliates will have the direct or indirect power to (A) elect a majority of the members of the Board or (B) direct or cause the direction of the management and policies of the Company or its subsidiaries or (ii) any sale or other disposition of all or substantially all of the assets of the Company (including without limitation by way of a merger or consolidation or through the sale of all or substantially all of the equity interests of its subsidiaries or sale of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole) to another Person (the “Change of Control Transferee”) if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than Oaktree and its respective Affiliates will have the power to (A) elect a majority of the members of the board of directors (or other similar governing body) of the Change of Control Transferee or (B) direct or cause the direction of the management and policies of the Company or its subsidiaries; or (iii) the Company adopts any plan of liquidation providing for the distribution of all of substantially all of its assets; or (iv) following the consummation of an Initial Public Offering, a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are continuing directors.

Notwithstanding the foregoing, in no event shall an Initial Public Offering or any corporate transactions effected in connection with the reorganization of the Company and its Affiliates (and their predecessors) constitute a Change in Control.

(e)      “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(f)      “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(g)      “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(h)      “Company” means Tekni-Plex, Inc., a Delaware corporation.

(i)      “Consultant” means any consultant or advisor to the Company or any of its Subsidiaries who may be offered securities registrable on Form S-8 under the Securities Act or pursuant to an offer that is exempt from registration requirements under Section 5 of the Securities Act under Rule 701 promulgated under the Securities Act.

(j)      “Date of Grant” means the date on which the granting of an Option is authorized by the Committee or such other subsequent date as may be specified in such authorization.

(k)      “Disability” with respect to any Participant, has the same meaning as “Disability” or any term of like import set forth in any employment, consulting or similar agreement between such Participant and the Company or any of its Subsidiaries. Absent such term in any such agreement, and in the case of other Participants who do not have such an agreement, “Disability” shall mean the following with respect to any Participant: any event of disability under the disability insurance plan of the Company or any of its Affiliates covering such Participant, or, ifthere shall be no such disability plan, then as set forth in any agreement between such Participant and the Company or any of its Affiliates, or, if there shall be no such agreement, then the inability of the Participant to perform his or her duties to the Company or any of its Subsidiaries as determined by the Committee in its sole discretion.

(l)	“Effective Date” means October 22, 2008.

(m)    “Eligible Person” means any (i) individual regularly employed by the Company or any of its Subsidiaries who satisfies all of the requirements of Section 6 of the Plan; (ii) director of the Company or any of its Subsidiaries; or (iii) Consultant to the Company or any of its Subsidiaries.

(n)      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o)      “Exercise Price” means the exercise price for an Option as described in Section 7(a) of the Plan.

(p)      “Fair Market Value” on a given date means, except as otherwise determined by the Committee: (i) if the Common Stock is listed on a national securities exchange, the closing sale price reported as having occurred on the primary exchange with which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if Fair Market Value cannot be determined under clause (i) or (ii) above, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the fair market value as determined in good faith by the Committee in its sole discretion; or (iv) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined in good faith by the Committee, in its sole discretion, to be the fair market value. Fair Market Value is intended to be not less than fair market value as determined for purposes of Section 409A of the Code.

(q)      “Fiscal Year” shall mean the fiscal year of the Company, which on the date hereof is the period beginning on or about July 1 and ending on or about June 30.

(r)      “Initial Public Offering” means the consummation of an initial underwritten public offering by the Company (or any corporate successor of the Company) of its Common Stock (or a successor security) pursuant to a registration statement (other than a registration statement relating solely to an employee benefit plan) that has been filed under the Securities Act and declared effective by the Securities and Exchange Commission.

(s)      “Option” means an award granted under Section 7 of the Plan.

(t)      “Option Period” means the term of the Option described in Section 7(c) of the Plan.

(u)      “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Option pursuant to Section 7 of the Plan.

(v)      “Permitted Transferee” has the meaning set forth in the Stockholders’ Agreement.

(w)     “Person” means an individual or a corporation, association, partnership, limited liability company, joint venture, organization, business, trust or any other entity or organization, including a government or any subdivision or agency thereof.

(x)	“Plan” means this Tekni-Plex, Inc. 2008 Stock Option Plan.

(y)      “Repurchase Payment” has the meaning set forth in Section 7(f).

(z)      “Repurchase Right” shall have the meaning set forth in Section 7(f).

(aa)    “Securities Act” means the Securities Act of 1933, as amended.

(bb)    “Securities Laws” means the Exchange Act, the Securities Act and state securities and “blue sky” laws, all as now enacted or as the same may from time to time be amended, and the applicable rules and regulations promulgated thereunder.

(cc)	“Spread” shall have the meaning set forth in Section 7(f).

(dd)    “Stock Option Agreement” means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 of the Plan, which defines the rights and obligations of the parties as required in Section 7(d) of the Plan.

(ee)    “Stockholders’ Agreement” means the Stockholders’ Agreement, dated as of May 30, 2008, by and among the Company, Oaktree and the other investors and individuals executing the Stockholders’ Agreement from time to time, as such agreement is amended, supplemented or otherwise modified from time to time.

(ff)     “Subsidiaries” has the meaning set forth in the Stockholders’ Agreement.

(gg)    “transfer” has the meaning set forth in the Stockholders’ Agreement.

(hh)    “12h-1(f) Exemption” means the exemption from registration under Section 12(g) of the Exchange Act by operation of Rule 12h-1(f) of the Exchange Act.

3.	Effective Date, Duration and Expiration Date

The Plan is effective as of the Effective Date. The expiration date of the Plan, on and after which no Options may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to obligations in respect of Options previously granted have been settled.

4.	Administration

(a)      The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b)      Subject to the provisions of the Plan and applicable law, the Committee shall have the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Options, including the treatment of any fractional shares; (iii) determine the terms and conditions of any Options; (iv) determine whether, to what extent, under what circumstances and in what amounts Options may be settled or exercised in cash, shares of Common Stock, other securities, other Options or other property, or canceled, forfeited or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited or suspended; (v) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or Option granted under, the Plan; (vi) accelerate the vesting or exercisability of Options; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action specified under the Plan or that the Committee deems necessary or desirable for the administration of the Plan.

(c)      Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option or any documents evidencing any and all Options granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate of the Company, any Participant, any holder of any Option and any stockholder.

5.	Grant of Options; Shares Subject to the Plan

The Committee may, from time to time, grant Options to one or more Eligible Persons; provided, however, that:

(a)      Subject to Section 9 of the Plan, the aggregate number of shares of Common Stock in respect of which Options may be granted under the Plan is 350,000 shares;

(b)      Such shares shall be deemed to have been issued in payment of Options whether or not they are actually delivered. In the event any Option shall be surrendered, terminate, expire or be forfeited, the number of shares of Common Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new grants under the Plan;

(c)      Common Stock delivered by the Company in settlement of Options granted under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company or may be purchased on the open market or by private purchase;

(d)      As a condition precedent to the Company’s grant of an Option under the Plan, the Participant must enter into a Stock Option Agreement;

(e)      As a condition precedent to the Participant’s exercise of an Option under the Plan, the Participant must enter into the Stockholders’ Agreement; and

(f)      No Option granted under the Plan shall be an incentive stock option under Section 422 of the Code.

6.	Eligibility

Participation shall be limited to Eligible Persons who have been selected by the Committee to participate in the Plan and entered into a Stock Option Agreement and the Stockholders’ Agreement.

7.	Terms of Options

The Committee is authorized to grant one or more Options to any Eligible Person. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement. In all events, the provisions in the applicable Stock Option Agreement shall control the terms of the Option issued pursuant thereto. If there shall be a conflict between the provisions of the Plan and such Stock Option Agreement, the provisions of the Plan shall control.

(a)      Exercise Price. The Exercise Price per share of Common Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of one share of Common Stock on the Date of Grant.

(b)      Manner of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Exercise Price. Unless otherwise specifically provided in the applicable Stock Option Agreement, the Exercise Price shall be payable in cash (by certified check or wire transfer), shares of Common Stock previously owned by the Participant having a Fair Market Value on the date of exercise equal to the Exercise Price of the Option, or by such other method as the Committee may allow, including without limitation: (A) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the exercise price of the Option or (B) by means of a “net exercise” procedure approved by the Committee.

(c)      Vesting, Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”), all as set forth in the applicable Stock Option Agreement; provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Notwithstanding the foregoing, unless otherwise provided in any Stock Option Agreement, (i) upon the consummation of a Change in Control, subject to the Participant’s continued employment or service with the Company or any of its Subsidiaries on the date of such event, all unvested Options then held by such Participant will accelerate in full and be immediately exercisable, (ii) upon termination of the Participant’s employment or service, all unvested Options then held by such Participant shall be forfeited, (iii) if the Participant’s employment or service with the Company or any Subsidiary terminates due to a termination by the Company or any of its Subsidiaries for Cause, all Options then held by such Participant (whether or not vested) shall be forfeited and canceled in their entirety upon such termination of employment, (iv) if the Participant’s employment or service with the Company or any Subsidiary terminates due to a termination by the Company or any of its Subsidiaries for any reason other than for Cause, death or Disability, such Participant’s Options shall expire on the earlier of the date that is three months after the date of such termination and the last day of the applicable Option Period, and (v) if the Participant’s employment or service with the Company or any Subsidiary terminates due to death or Disability, such Participant’s Options shall expire on the earlier of the date that is twelve months after the date of such termination and the last day of the applicable Option Period, and, in the case of the events to which clauses (iv) and (v) above apply, each of such Participant’s Options shall remain exercisable by the Participant until its expiration only to the extent such Option was vested and exercisable at the time of such termination.

(d)      Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

(i)        Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii)       Each share of Common Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable as to any share of Common Stock when the Participant purchases the share or when the Option expires.

(iii)      Subject to Section 8(l) of the Plan, Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by the Participant.

(iv)      Each Stock Option Agreement may contain a provision that, upon demand by the Committee, the Participant shall deliver to the Committee at the time of any exercise of an Option a written representation and warranty that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof, and any other representations and warranties deemed necessary by the Committee to ensure compliance with all applicable Securities Laws. Upon such demand, delivery of such representations and warranties prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Common Stock are delivered under the Plan with respect to which such representations and warranties has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and warranties and to restrict transfer in the absence of compliance with applicable Securities Laws.

(e)      Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Option, if any, granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Exercise Price, during an Option Period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Exercise Price, Option Period or any other terms and conditions of the Option surrendered.

(f)      Company Repurchase Right. The Company shall have the right (but not the obligation) (a “Repurchase Right”) within 180 days following a Participant’s termination of employment with the Company and its Affiliates prior to an Initial Public Offering to provide that all or any part of the vested portion of a Participant’s Option shall be automatically exercised on a cash-settled “stock appreciation right” basis, such that the Participant shall receive a payment (a “Repurchase Payment”) in an amount equal to the excess, if any, of the Fair Market Value of the shares of Common Stock underlying the portion of the vested Option with respect to which the Company is exercising its Repurchase Right minus the aggregate Exercise Price for such portion of the vested Option (the “Spread”). The Participant shall receive any such Repurchase Payment within 30 days of the date the Company exercises the Repurchase Right. Fair Market Value shall be determined on the date the Company exercises the Repurchase Right and, unless otherwise specifically provided in the applicable Stock Option Agreement, shall be determined in good faith by the Board.

8.	General

(a)      Additional Provisions of an Option. Options granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Options granted to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any Option, provisions giving the Company the right to repurchase shares of Common Stock acquired under any Option in the event the Participant elects to dispose of such shares or terminate employment, provisions allowing the Participant to elect to defer the receipt of payment in respect of Options for a specified period or until a specified event and provisions to comply with Securities Laws and federal, state, provincial, territorial, local or foreign tax withholding requirements. Any such provisions shall be reflected in the applicable Stock Option Agreement.

(b)      Privileges of Common Stock Ownership. Except as otherwise specifically provided in the Plan, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Options hereunder until such shares have been issued to that person.

(c)      Government and Other Regulations. The obligation of the Company to make payment of Options in Common Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Common Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Laws or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company may, but shall be under no obligation to, register for sale under the Securities Laws any of the shares of Common Stock to be offered or sold under the Plan. If the shares of Common Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Laws, the Company may restrict the transfer of such shares and may legend the Common Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d)	Tax Withholding.

(i)        A Participant may be required to pay to the Company or any Subsidiary, and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any shares of Common Stock or other property deliverable under any Option or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(ii)       Without limiting the generality of clause (i) above, unless otherwise provided in a Stock Option Agreement, the Committee shall have the authority to require that a Participant satisfy the withholding liability by payment in cash or by certified check and may also allow a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Common Stock owned by the Participant with a Fair Market Value equal to such withholding liability (provided that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge), or by having the Company withhold from the number of shares of Common Stock otherwise issuable pursuant to the exercise or settlement of the Option a number of shares of Common Stock with a Fair Market Value equal to such withholding liability.

(e)      Claim to Options and Employment Rights. No employee of the Company or any of its Subsidiaries, or other Person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. There is no obligation for uniformity of treatment of Participants regarding the number of Options granted, the manner in which grants are made or the terms or conditions of any Options. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any of its Subsidiaries.

(f)      No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(g)      Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(h)      No Trust or Fund Created Neither the Plan nor any grant made under the Plan shall create or be construed to create a trust or a fiduciary relationship between the Company or any of its Subsidiaries and a Participant or any other Person.

(i)      Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company or any of its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(j)      Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

(k)      Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or vice versa shall not be deemed to have terminated employment or service with the Company or a Subsidiary.

(l)	Transferability.

(i)        Each Option shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (provided that any such transferee shall be bound by and hold the Option pursuant to the terms and conditions of the Stockholders’ Agreement, the Plan, and any applicable Stock Option Agreement), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)       Notwithstanding subparagraph (i), the Committee may in the Stock Option Agreement or at any time after the Date of Grant in an amendment to a Stock Option Agreement provide that an Option may be transferred by a Participant without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Option Agreement to preserve the purposes of the Plan, to a Permitted Transferee; provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan and any applicable Stock Option Agreement.

(iii)      The terms of any Option transferred in accordance with the immediately preceding subparagraph shall apply to the Permitted Transferee and any reference in the Plan or in a Stock Option Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that (w) Permitted Transferees shall not be entitled to transfer any Option, other than by will or the laws of descent and distribution; (x) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Stock Option Agreement, that such a registration statement is necessary or appropriate; (y) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise but shall continue to provide the Participant with all notices hereunder; and (z) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Stock Option Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Stock Option Agreement.

(iv)      Notwithstanding anything to the contrary in the Plan, the Stockholders’ Agreement, any Stock Option Agreement or any charter, by-laws or other instrument or document governing or applicable to the Options or shares of Common Stock, if and to the extent the Committee determines that it is necessary to rely on the 12h-1(f) Exemption with respect to the Options outstanding under the Plan, each Option, including any Option granted prior to, on or after the date of any such determination by the Committee, shall be subject to the following conditions: (A) the Options and, prior to exercise, the shares of Common Stock to be issued upon exercise of the Options shall be restricted as to transfer by the Participant other than to persons who are Permitted Transferees, or to an executor or guardian of the Participant upon the death or Disability of the Participant until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the 12h-1(f) Exemption; provided that the Participant may transfer the Options to the Company, or in connection with a Change in Control or other acquisition transaction involving the Company, if, after such transaction, the Options no longer will be outstanding, and the Company no longer will be relying on the 12h-1(f) Exemption; and (B) the Options, and the shares of Common Stock issuable upon exercise of such Options, will be restricted as to any pledge, hypothecation or other transfer, including any short position, any “put equivalent position” (as defined in Rule 16a-1(h) of the Exchange Act), or any “call equivalent position” (as defined in Rule 16a-1(b) of the Exchange Act) by the Participant prior to exercise of an Option, except in the circumstances permitted in paragraph (iv) above, until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the 12h-1(f) Exemption.

(m)    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, securities and other types of awards, and such arrangements may be either generally applicable or applicable only in specific cases.

(n)      Special Incentive Compensation. By acceptance of a grant hereunder, each Participant shall be deemed to have agreed that such award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement, life insurance, disability, severance or other employee benefit plan of the Company or any Affiliate of the Company. In addition, each beneficiary of a deceased Participant shall be deemed to have agreed that such grant will not affect the amount of any life insurance coverage, if any, provided by any Person on the life of the Participant which is payable to such beneficiary under any life insurance plan covering employees.

(o)      Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its choice of law provisions that would cause the law of another jurisdiction to apply.

(p)      Severability. If any provision of the Plan or any award made hereunder is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or award, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award, such provision shall be stricken as to such jurisdiction, Person or award and the remainder of the Plan and any such award shall remain in full force and effect.

(q)      Headings. Headings are used herein solely as a convenience to facilitate reference and shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(r)      Interpretation. The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(s)      Gender. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine.

(t)      Amendment to Stockholders’ Agreement. Neither the adoption of this Plan nor any award made hereunder shall restrict in any way the adoption of any amendment, supplement or other modification of the Stockholders’ Agreement in accordance with the terms of such agreement.

(u)      Conflict Between the Plan and the Stockholders’ Agreement. The Plan and any award made hereunder are subject to the Stockholders’ Agreement, the terms and provisions of which are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Stockholders’ Agreement, the Committee shall resolve any such conflict in its sole discretion.

(v)      Financial Information. If the Company is relying on the 12h-1(f) Exemption, until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the 12h-1(f) Exemption, the Company will, subject to the last sentence of this Section 8(v), provide to each Participant the information described in Rule 701(e)(3), (4) and (5) under the Securities Act (described below), every six months with the financial statements required to be provided thereunder being not more than 180 days old and with such information provided either by physical or electronic delivery to each Participant or by written notice to each Participant of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The information described in Rule 701(e)(3), (4), and (5) consists of (A) information about the risks associated with investment in Options and the shares of Common Stock purchased upon exercise of an Option, and (B) the Company’s financial statements required to be furnished by Part F/S of Form 1-A under

Regulation A of the Securities Act. The Company may request that the Participant agree to keep the information to be provided pursuant to this Section 8(v) confidential and shall not be required to provide such information if a Participant does not agree to keep the information confidential.

9.	Changes in Capital Structure

(a)      In order to prevent substantial enlargement or dilution of a Participant’s rights in a manner inconsistent with the purposes of the Plan, the Committee may make such equitable adjustments or substitutions as it deems necessary or appropriate to any Option, including without limitation, as to the number and kind of shares subject to the Option, the Exercise Price per share or other consideration subject to the Option, (i) in the event of changes affecting the outstanding shares of Common Stock, the capital structure of the Company or the Company’s business by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization, or sale of Company assets occurring after the Date of Grant of any such Options, or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

(b)      The manner and extent of any adjustments and substitutions contemplated by Section 9(a) shall be determined by the Committee in its sole discretion acting reasonably and in good faith. The determination of the Committee regarding any adjustment or substitution will be final and conclusive.

(c)      Without limiting any other provision of this Section 9, in the event of any of the following:

(i)        a merger or consolidation involving the Company;

(ii)       a sale of all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis;

(iii)      a sale of all or substantially all of the outstanding shares of Common Stock of the Company and its Subsidiaries on a consolidated basis;

(iv)      the reorganization, capital restructuring, liquidation, dissolution or winding up of the Company;

(v)	a Change in Control; or

(vi)      the Company (or applicable Person) enters into a written agreement to undergo an event described in clauses (i), (ii), (iii), (iv) or (v) above,

then the Committee may, in its sole discretion, provide for a substitution or assumption of the Options, accelerate the exercisability of, or termination of, the Options, provide for a period of time for exercise prior to the occurrence of such event or cancel all or any portion of any outstanding Options and, if applicable, cause the holders thereof to be paid, in cash or Common Stock or other equity interests, securities or property, or any combination thereof, the intrinsic value, if any, of such Options based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. Such intrinsic value shall be limited to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock underlying the Options over the aggregate Exercise Price (it being understood that, in such event, any Option having an Exercise Price equal to, or in excess of, the Fair Market Value of one share of Common Stock subject thereto may be canceled and terminated without payment or consideration therefor). Payments to be made in connection with the cancellation of an Option may be subject to further vesting to the extent the Option was not previously vested. The terms of this Section 9 may be varied by the Committee in any particular Stock Option Agreement.

10.	Nonexclusivity of the Plan

The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

11.	Amendments and Termination

(a)      Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan; and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant or holder.

(b)      Amendment of Stock Option Agreements. The Committee may, to the extent consistent with the terms of any Stock Option Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant.

12.	Effect of Change in Control

A Participant’s Stock Option Agreement may include specific provisions relating to the effect of a Change in Control including, without limitation, provisions that accelerate the exercisability of an Option in connection with a Change in Control.

13.	Misconduct of Grantee

Notwithstanding anything to the contrary in the Plan, the Committee, in its sole discretion, may establish procedures, at or before the time that an Option is granted (or, with the consent of the Participant, after such time), in the applicable Stock Option Agreement or in a separate agreement, providing for the forfeiture or cancellation of such Option (whether vested or unvested), or the disgorgement of gains from the exercise, vesting or settlement of the Option, in each case to be applied if the Participant engages in conduct detrimental to the Company. For purposes of this Plan, conduct detrimental to the Company shall include Participant’s breaches of any restrictive covenants on competition, solicitation of employees or clients, or confidential information, and may include conduct that the Committee in its sole discretion determines (x) to be injurious or prejudicial to any interest of the Company or any of its Affiliates, or (y) to otherwise violate a policy, procedure or rule applicable to the Participant with respect to the Company or any of its Affiliates, or if the Participant’s employment with the Company and its Affiliates is terminated for Cause. Notwithstanding any of the foregoing to the contrary, the Company shall retain the right to bring an action at equity or law to enjoin Participant’s misconduct and recover damages resulting from such misconduct.

14.	Code Section 409A

(a)      Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Options issued hereunder are intended to be exempt from the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date (“Section 409A”). To the extent applicable, the Plan and the Options granted under the Plan shall be interpreted in accordance with this intent. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any shares of Common Stock issued or amounts payable hereunder will be subject to additional tax under Section 409A, prior to delivery to such Participant of such shares or payment to such Participant of such amount, the Company shall (a) adopt such amendments to the Plan and Options and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Options hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid or limit the imposition of such additional tax under Section 409A; provided, however, that the Company shall not be obligated to adopt such amendments, policies or procedures or take any other actions that would impose additional costs on the Company.

(b)      In the event that it is reasonably determined by the Committee that, as a result of Section 409A, payments in respect of any Option under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Stock Option Agreement, as the case may be, without causing the

Participant holding such Option to be subject to taxation under Section 409A, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A.

* * *

As adopted by the Board of Directors of

Tekni-Plex, Inc. as of October 22, 2008